-------------------------------------------------------------------------------

      MATHERS FUND, INC.

      100 Corporate North - Bannockburn,
      Illinois 60015
         800-962-FUND - 847-295-7400

      DIRECTORS
              KARL M. BECKER
              TYLER R. CAIN
              CHARLES G. FREUND
              ROBERT J. REYNOLDS
              HENRY G. VAN DER EB, JR.

      OFFICERS
              HENRY G. VAN DER EB, JR., CFA
              Chairman

              ROBERT J. REYNOLDS, CFA
              President

              ANNE E. MORRISSY, CFA
              Senior Vice President and Secretary

              EDITH L. COOK
              Vice President and Treasurer

              LAWRENCE A. KENYON
              Vice President and Controller

              MARY ANNE KINNUCAN
              Vice President

              HEIDI M. STUBNER
              Assistant Vice President

      Investment Adviser

              MATHERS AND COMPANY, INC.
              Bannockburn, Illinois

      Custodian

              STATE STREET BANK AND TRUST CO.
              Boston, Massachusetts

      Transfer Agent

              DST SYSTEMS, INC.
              Kansas City, Missouri

      Counsel

              SIDLEY & AUSTIN
              Chicago, Illinois

      Auditors

              ARTHUR ANDERSEN LLP
              Chicago, Illinois

This report is submitted for the
information of shareholders of the
Fund. It is not authorized for
distribution to prospective investors
unless preceded or accompanied by
a current prospectus.

-------------------------------------------------------------------------------

                                        ---------------------------------------
                                                         LOGO

                                                        MATHERS
                                                         FUND

                                                     ANNUAL REPORT
                                                         1996
                                        ---------------------------------------

MATHERS FUND
-----------------------------------------------------------------------

    GROWTH OF A $10,000 INVESTMENT IN THE
    MATHERS FUND SINCE AUGUST 19, 1965*

                                             Compound        12-31-96
                                           Annual Return     Value of
                                           From 8-19-65     $1 Invested
                                            To 12-31-96       8-19-65
   --------------------------------------------------------------------
      MATHERS FUND.......................   12.39%            $39.05
   --------------------------------------------------------------------
   --------------------------------------------------------------------
      Standard & Poor's 500..............   11.18              27.79
   --------------------------------------------------------------------
      Value Line Composite...............    7.34               9.22
      Dow Jones Industrial Average.......   11.01              26.48
      Long-Term U.S. Treasury Bonds......    7.47               9.56
      U.S. Treasury Bills................    6.62               7.48
      Consumer Price Index...............    5.28               5.02

                         * Date of public offering
        Income Dividends and Capital Gains Distributions Reinvested

-----------------------------------------------------------------------

----------------------------------------
MATHERS FUND Long-Term Performance Rank
  24th out of 158 Funds.......8-31-65 to
12-31-96
       Source: Lipper Analytical
----------------------------------------

-------------------------    -------------------------
      MATHERS FUND                 MATHERS FUND
        RANKED #1                    RANKED #1
       GROWTH FUND                  GROWTH FUND
      1 YEAR ENDED                 1 YEAR ENDED
        12-31-87                      6-30-88
Source: Lipper Analytical    Source: Lipper Analytical
        Services             Services 6-30-88 "Growth
 12-31-87 "Growth Fund"           Fund" Category
        Category              Consists of 235 Funds.
 Consists of 236 Funds.
-------------------------    -------------------------

-------------------------

      MATHERS FUND
        RANKED #1
       GROWTH FUND
      1 YEAR ENDED
         9-30-90
Source: Lipper Analytical
        Services
  9-30-90 "Growth Fund"
        Category
 Consists of 257 Funds.
-------------------------

                              Full Calendar years
                              ending December 31


MATHER FUND PLOTTING POINTS                         S&P 500 PLOTTING POINTS

          10000 INITIAL INVESTMENT 8-19-65                    10000
"1965"    12089                                     "1965"    10768
"1966"    12597                                     "1966"     9685
"1967"    24265                                     "1967"    12007
"1968"    30783                                     "1968"    13335
"1969"    28936                                     "1969"    12200
"1970"    29507                                     "1970"    12688
"1971"    35358                                     "1971"    14504
"1972"    41059                                     "1972"    17256
"1973"    25806                                     "1973"    14727
"1974"    17908                                     "1974"    10830
"1975"    28124                                     "1975"    14859
"1976"    40604                                     "1976"    18404
"1977"    46368                                     "1977"    17082
"1978"    53349                                     "1978"    18202
"1979"    78188                                     "1979"    21558
"1980"   109687                                     "1980"    28548
"1981"   101193                                     "1981"    27143
"1982"   116227                                     "1982"    32952
"1983"   135015                                     "1983"    40372
"1984"   131529                                     "1984"    42900
"1985"   167682                                     "1985"    56534
"1986"   191108                                     "1986"    67115
"1987"   242780                                     "1987"    70635
"1988"   276110                                     "1988"    82334
"1989"   304849                                     "1989"   108392
"1990"   336643                                     "1990"   105037
"1991"   368441                                     "1991"   136961
"1992"   379883                                     "1992"   147380
"1993"   387977                                     "1993"   162206
"1994"   365253                                     "1994"   164328
"1995"   390861                                     "1995"   226017
"1996"   390577                                     "1996"   277905

LETTER TO SHAREHOLDERS                                          JANUARY 27, 1997
--------------------------------------------------------------------------------

The stock market continued to set multiple historical overvaluation records in 1996 as the S&P 500 Composite rose 22.95%, despite decelerating earnings growth and higher interest rates. Indexation and short-term momentum-based strategies, driven by huge equity fund money inflows, appear to have eclipsed fundamental valuation as the primary determinant of stock prices. Institutionalized speculation has fostered runaway stock price inflation. In short, except for the July crashette and the December sell off, the historical-precedent bears got steamrolled by the liquidity-bubble bulls.

After multi-year uptrends, the Dow Jones Industrial Average, the S&P 500 Composite, and other capitalization-weighted indices are now in the late stages of accelerating upside price patterns. These configurations have the buying-panic characteristics typically found at the vertical blow-off ending of a parabolic price rise, more often seen in commodities than financial assets. Chart #1 illustrates this phenomenon and the table within this chart highlights the current all-time record stock market overvaluation using three fundamental benchmarks. In this century, only two other bull market price analogues are comparable in scope, the late 1920s in the U.S. and the late 1980s in Japan.




CHART
 #1

[Contained here in paper format is a chart reflecting the Standard & Poor's 500 Stock Index. The x-axis reflects the years from 1972 through 1996 and its
Y-axis is on an arithmetic scale and extends from 50 to 800.    The chart was
prepared internally by Mathers Fund.   A hard copy is available by calling
Mathers Fund at 800-962-3863.   The chart is a bar chart with monthly data and
shows the parabolic rise in level of the S&P 500 Index since 1972.

Contained within the chart is a table of data as follows:

1928 to 1997              Price/Book      Dividend Yield       P/E  Ratio
------------              ----------      --------------       ----------
Avg. of Six
  Major Bottoms             0.9               7.14                7.8

Avg. of Five
  Major Tops                2.4               2.94               20.2

Sept. 1929 Top              3.6               2.86               21.1

Current: 1/22/97            4.5               1.90               21.8]


In a December speech, Federal Reserve Chairman Alan Greenspan made the following statement:

  " ... How do we know when irrational exuberance has unduly escalated asset values, which then become subject to unexpected and prolonged contractions as they have in Japan over the last decade? And how do we factor that assessment into monetary policy? We as central bankers need not be concerned if a collapsing financial asset bubble does not threaten to impair the real economy, its production, jobs, and price stability. Indeed, the sharp stock market break of 1987 had few negative consequences for the economy. But we should not underestimate or become complacent about the complexity of the interactions of asset markets and the economy. ..."


After a brief burst of selling the following morning, stocks resumed their frenzied ascent.

CHART
 #2

[Contained here in paper format is a chart with two lines. The top line reflects the Dow Jones Industrial Average from the year 1790 through 1996 on a
logarithmic scale, excluding dividends.   The bottom line reflects a 15-year
moving average of the same index for the same period. The chart shows that, in all cases, 15-year periods in which the Dow has returned more that 10%
annually have been followed by periods of below average returns in the
subsequent 15-year period.   Average return for the entire period was 3.8%
annually.   Additionally, the annualized return for the 15-year period ending
12/31/96, is a record high 14.2%, suggesting a future 15-year period of  below
3.8%, and perhaps below 0% returns.   This chart was obtained by Mathers Fund
from The Zweig Forecast, P. O. Box 360, Bellmore NY 11710, 516-223-3800. A hard copy is available by calling Mathers Fund at 800-962-3863. ]





The following italicized text and chart #2 are courtesy of the Zweig Forecast.

  "The above chart shows the Dow's 15-year returns on an annualized basis back to 1790, with 1805 being the first 15-year reading. Actually, the index uses earlier data prior to the formation of the Dow in 1885. Dividends are not included. The most noteworthy aspect is that in more than two centuries the price appreciation of stocks has averaged only some 3.8% a year. Dividends have actually provided a greater return than appreciation ... but few today can conceive of that with dividend yields less than 2% on the Dow.

  What is also startling is that the most recent 15-year price return (since
  1982) is a staggering 14.2% per annum, the greatest in the history of the United States. That even tops the prior record of 13.3% set in 1929. Long-term investors might not want to know that over the subsequent 15 years the Dow produced an annualized loss of 6.1% excluding dividends.

  Over the past 200-odd years, whenever the 15-year returns moved above 10% a year, returns in the subsequent 5, 10 and 15-year periods averaged -2.6%, -0.1% and +0.1% a year, respectively. Conversely, when 15-year returns have been negative, as they were in 1982, returns in the subsequent 5, 10 and 15-year periods averaged +7.3%, +5.2% and +5.3% a year, respectively vs. the two-century norm of 3.8% a year. This mother of all Bull Markets has led to unrealistically high long-term expectations."


"New Era" stock valuations make downside risk substantial since current levels are more extreme than in 1929 and 1987, and far above historical medians. At present, the U.S. stock market has surpassed all previous bull market record-high valuations, and accordingly there is significant downside risk and negligible statistical upside potential. A move back to the 70-year (1926 to 1996) median valuation level implies a decline of 45%, a return to low quartile valuation implies a decline of 58%, and a return to the bottom of the historical valuation range a decline of 76% from 1/22/97 levels. Since stock valuations are stretched far above intrinsic value, the inevitable regression back to the mean will likely start with an abrupt and intense decline.


                 ESTIMATING THE DOWNSIDE:  BACK TO THE MEDIANS*


                                                                1926 To Date      Implied        Downside
               S&P 400 INDUSTRIALS                 1/22/97         Median         S&P 400         Risk %
               -------------------                 -------         ------         -------         ------
         Normalized "Adjusted EPS" P/E               27.5            15.4            516           -44
         Non-Normalized Operating EPS P/E            22.5            15.0            611           -34
         Return On Sales Implied EPS P/E             26.9            15.3            523           -43
         Dividend Yield                               1.7%            4.0%           400           -57
         Price To Book (Adjusted)                     3.7             1.5            384           -58
         Price To Cash Flow                          12.4             7.8            579           -37
         Price To Sales                               1.2             0.8            624           -32
                                                                               ---------      --------
                                                                               AVG.  520           -44%
                                                                1926 To Date      Implied        Downside
            DOW JONES INDUSTRIAL AVERAGE           1/22/97         Median        Dow Jones        Risk %
            ----------------------------           -------         ------        ---------        ------
         Normalized "Adjusted EPS" P/E               25.4            15.0           4064           -41
         Non-Normalized Operating EPS P/E            19.4            13.4           4744           -31
         Dividend Yield                               1.9%            4.4%          2977           -57
         Price To Book (Adjusted)                     3.3             1.5           3075           -55
                                                                               ---------      --------
                                                                               AVG. 3715           -46%


         NORMALIZED "ADJUSTED           Five year arithmetically averaged annual earnings looking six
         EPS" P/E                       months ahead and 54 months back (6/30/92 - 6/30/97).

         NON-NORMALIZED                 Based on estimated operating (not reported) earnings for the 12
         OPERATING EPS P/E              months ending 6/30/97 ... the most positive P/E measure.

         RETURN ON SALES                Based on five year arithmetically averaged return on sales,
         IMPLIED EPS P/E                multiplied by estimated sales for the 12 months ending 6/30/97.

         DIVIDEND YIELD                 Based on indicated 12 months' dividends as calculated by Barrons.

         PRICE TO BOOK                  Based on Leuthold "adjusted" book value calculation which adds back
         (ADJUSTED)                     about 25% of big write-offs (1985 to present) to improve comparability.

         PRICE TO CASH FLOW             Based on estimated 12 months' cash flow for the period ending
                                        6/30/97.  Net income plus depreciation.

         PRICE TO SALES                 Based on 12 months' estimated sales for the period ending 6/30/97.


*Source: Leuthold Group. 1/22/97 closing prices: S&P 400 Industrials 923, Dow Jones Industrial Average 6850

According to a recent study by Arbor Trading, the total market value of all publicly traded U.S. stocks now exceeds 100% of U.S. GDP for the first time ever (chart #3), more than twice the 70-year average of 48%. In the past, major secular stock market tops have occurred at an average of 79%, and bottoms at an average of 28%, of GDP. Stocks would have to decline over 20% just to return to the area of previous tops, over 50% to return to the 70-year mean and over 70% to reach undervaluation.




CHART
 #3


[Contained here in paper format is a chart reflecting the Stock Market
Capitalization as a Percentage of Nominal GDP.   This chart was prepared for
Mathers Fund by Topline Investment Graphics, Boulder CO.   A hard copy is
available by calling the Fund at 800-962-3863. The line is the ratio of stock market capitalization divided by nominal GDP. The chart's X-axis represents years, from 1926 through 1996 and its Y-axis shows percentage points, from 0 to
100.    The average, since 1926, has been 48.4%   The high points (August 1929,
81.4%; November 1968, 77.8% and December 1972, 78.1%)  were all followed by
severe bear markets.   The current value is a record high, 105.6%.]




Extraordinary double-digit appreciation and high valuations have decoupled the stock market from its underlying macroeconomic fundamentals as measured by single-digit nominal GDP growth, creating an unsustainable divergence. The current economic expansion is relatively extended and corporate profit growth is decelerating, after having been temporarily boosted over the last several years by special factors, including lower taxes, interest expense and depreciation. Corporate pricing power is negligible, easy cost reductions completed and the dollar shows continued strength, all of which will further pressure profit margins as sales growth slows. With the market value of U.S. stocks now bigger than the U.S. economy, any sustained break in stock prices could clearly "threaten to impair the real economy."

Paradoxically, as a stock price bubble inflates, it becomes increasingly likely to burst since it requires progressively greater amounts of money inflows to support its larger size. A stock with a $100 billion market value requires more money to remain aloft than a stock with a $100 million capitalization. Last year, approximately 39% of the S&P 500's gain was accounted for by just 15 mega-cap stocks, including the four listed in the table below. These stocks and many others are analogous to the "Nifty Fifty" of 1972, since valuations, at the January highs, are very difficult to justify by rational fundamental standards.


                          MKT. VAL   '96 REVS   MKT. VAL/    BK. VAL    PRICE/     1996     P/E    DIVIDEND
                           BILL $     BILL $      REVS       PER SH $    BOOK     EPS $    RATIO    YIELD %
                           ------    --------  --------      --------   ------    -----    -----   --------
   COCA-COLA                150         19        7.9            3       24.1      1.40     43       0.83
   GENERAL ELECTRIC         178         47        3.8           19        5.7      4.40     25       1.75
   INTEL                    128         21        6.1           20        7.9      5.80     27       0.12
   MICROSOFT                119          9       13.2            6       17.0      1.92     52       0.00

   AVERAGE                                        7.8                    13.7               37       0.68%


Currently, 63 million individuals own mutual funds, a 66% increase from four years ago. A record net inflow of $200 billion went into U.S. domestic equity mutual funds in 1996. Approximately 90% of all equity mutual fund money has arrived since 1990 with 73% since year-end 1992. A recent Lou Harris poll of mutual fund investor "expectations" found that 85% expect stock market performance to meet or beat the past 10 years, 78% expect no declines of over -20%, and 41% expect no annual declines of -10% over the next decade. Additionally, domestic equity mutual fund cash is at a 20-year low of 5.68% and the NASDAQ Composite price/earnings ratio as of year-end 1996 was 50.3X. Excessive optimism?

The following table shows the history of the "ANNUAL RISK" of loss for the Dow Jones Industrials as measured from "ONE YEAR'S HIGH TO THE NEXT YEAR'S LOW SINCE 1900 ". The 1987 Crash was the last 30% decline and the 1973-1974 bear market the last loss of over 40%. Data is courtesy of InvesTech.

           DJIA LOSS      # YRS. OCCURRED         FREQUENCY                 CURRENTLY
           ---------      ---------------         ---------                 ---------
             -10%               65              every 1.5 yrs.       over 6 yrs. since last
             -20%               39              every 2.5 yrs.       over 6 yrs. since last
             -30%               21              every 4.6 yrs.       over 9 yrs. since last
             -40%               11              every 8.7 yrs.       over 22 yrs. since last

The unprecedented extremes reached by stock prices over the last several years raise the question of whether it would have been prudent, in view of historical probabilities and record overvaluation, to have reasonably expected an uninterrupted continuation of rising prices. For those who have the fiduciary responsibility of managing other people's money, one must also ask if it is prudent to expose more than a modest percentage of this capital to today's extraordinary risks.

The Mathers Fund, in deference to the foregoing discussion and analysis, maintained a relatively defensive portfolio structure throughout 1996, posting an essentially breakeven total return of -.07%. Although flat for the year, the Fund outperformed the S&P 500 both absolutely and relatively in July and December, the two down months of the year, as well as during many other shorter-term market declines.

During the year the portfolio averaged 43.2% in stocks, 48.0% in U.S. Treasury securities and 8.8% in cash equivalents. The equity portion of the portfolio remained hedged throughout the year for the purpose of protecting the Fund's assets from potential loss in a market decline. The common stock segment ranged from a low of 30.2% to a high of 51.9% of the portfolio and posted a total return of 16.02%, which was offset by the hedge position. Generally, most stocks held in the portfolio during the year were selected to potentially outperform in a down market. The U.S. Treasury segment of the portfolio earned a positive return, but a decline in market value due to a slight rise in interest rates during the year reduced the number. At year-end 1996, the weighted average maturity of the fixed income portfolio segment was 6.66 years, the duration 4.95 years, the current yield 6.85% and the yield to maturity 6.04%. The Fund is currently positioned to potentially outperform in a recessionary U.S. economy, with falling interest rates, corporate profits and stock prices.

Over the last several years, the Fund's conservative stance has proven expensive in terms of opportunity cost. However, it has provided investors with a way to potentially outperform in a bear market, which has been and is long overdue. During the years of the '87 crash and the '90 market decline, the Fund returned a cumulative 37.5%. The relevant question now is, what is most likely to happen to stock prices this year?



                                            /s/ Henry G. Van Der Eb, Chairman
                                            ---------------------------------

                 SCHEDULE OF INVESTMENTS                       December 31, 1996
--------------------------------------------------------------------------------


            COMMON STOCKS   39.9%


 Shares                                             Market Value
-------                                             ------------
            CONSUMER PRODUCTS  0.7%

    50,000  Silicon Graphics, Inc.* ..............  $1,275,000


            FOODS  3.3%

   300,000  Chiquita Brands International, Inc. ..   3,825,000

   100,000  International Multifoods Corp. .......   1,812,500
                                                    ----------
                                                     5,637,500

            GOLD  6.3%

1,000,000   Battle Mountain Gold Co. .............   6,875,000

  275,000   Homestake Mining Co. .................   3,918,750
                                                    ----------
                                                    10,793,750

            HEALTH FOODS  5.0%

   70,000   NBTY, Inc.* ..........................   1,330,000

  600,000   Twinlab Corp.* .......................   7,275,000
                                                    ----------
                                                     8,605,000

            INSURANCE  15.3%

  350,000   Conseco, Inc. ........................  22,312,500

  200,000   Western National Corp. ...............   3,850,000
                                                    ----------
                                                    26,162,500

            MARITIME  3.1%

  245,000   Avondale Industries, Inc.* ...........   5,267,500


            MEDICAL PRODUCTS  1.5%

  365,000   Isolyser, Inc.* ......................   2,555,000


            PAGING SYSTEMS  0.5%

  100,000   Arch Communications
             Group, Inc.* ........................     937,500


            RESTAURANTS  0.4%

  100,000   Ryan's Family Steak Houses, Inc.* ....     687,500


            SPECIALTY RETAIL  0.4%

   50,000   Claire's Stores, Inc. ................     650,000


 Shares                                                  Market Value
-------                                                  ------------

            TECHNOLOGY  3.4%

 2,700,000  Aura Systems, Inc.* ........................  $   5,906,250
                                                          -------------

Total Common Stocks (Cost $65,932,641) .................  $  68,477,500
                                                          -------------


                            SHORT-TERM NOTES  1.4%

Par Value
---------

$2,336,000                  State Street Bank Repo,
                              4.75%, due 1-2-97**

Total Short-Term Notes (Cost $2,336,000) ...............  $   2,336,000
                                                          -------------


                            U.S. TREASURIES   59.6%

Par Value
---------
$ 80,000,000               U.S. Treasury Notes
                           7 7/8% due 11-15-04 .........  $  87,350,000

  10,000,000               U.S. Treasury Bills
                            due 1-9-97 .................      9,932,353
   5,000,000               U.S. Treasury Bills
                            due 2-6-97+ ................      4,963,055
                                                          -------------

Total U.S. Treasuries (Cost $94,820,408) ...............  $ 102,245,408
                                                          -------------
TOTAL INVESTMENTS  (Cost $163,089,049) .................  $ 173,058,908
                                                          -------------

                               FUTURES   (0.2%)

Contracts
---------

  160                      Short, S&P 500 Stock
                            Index Futures, Expiration
                            3-21-97 ....................       (346,011)

OTHER ASSETS (Net) (0.7%) ..............................     (1,117,233)

TOTAL NET ASSETS - 100% ................................   $171,595,664
                                                           =============



     * Non-Income Producing     ** Collateralized by a U.S. Treasury Bond
                     +Pledged to cover S&P Futures margin


The accompanying Notes to Financial Statements are an integral part of this schedule.

                                 BALANCE SHEET
                               December 31, 1996
--------------------------------------------------------------------------------
ASSETS:

INVESTMENTS AT MARKET VALUE:


      Common Stocks
             (Cost $65,932,641) .....             $68,477,500
      U.S. Treasuries:
          Notes
             (Cost $79,925,000) .....              87,350,000
          Bills (Amortized
             Cost $14,895,408) ......              14,895,408
      Repurchase Agreement
             (Cost $2,336,000) ......               2,336,000  $173,058,908
                                                  -----------  ------------

     CASH ...........................                                   193

     RECEIVABLES FOR:

      Subscriptions to Capital
          Stock .....................             $ 3,902,372
      Dividends and Accrued
          Interest ..................                 910,185
      Other Assets ..................               1,168,000     5,980,557
                                                  -----------  ------------

     TOTAL ASSETS ...................                          $179,039,658
                                                               ============


     LIABILITIES:

     PAYABLES FOR:

      Redemptions of Capital Stock................             $  4,226,955
      Investments Purchased ......................                2,602,880
      Dividends Payable ..........................                  485,159
      Accrued Expenses ...........................                  129,000
                                                               ------------
     TOTAL LIABILITIES ...........................             $  7,443,994
                                                               ------------


     CAPITAL:

      Capital Stock, $1.00 par value;
          12,929,841 shares outstanding
          (100 million shares authorized) ........             $ 12,929,841
      Paid-In Surplus ............................              185,941,333
     Accumulated Undistributed Net Investment
          Income .................................                  242,940
     Accumulated Undistributed Net Realized
          Loss on Investments ....................              (37,142,298)
     Net Unrealized Appreciation on Investments ..                9,623,848
                                                               ------------

     TOTAL CAPITAL (NET ASSETS) ..................             $171,595,664
                                                               ------------
     TOTAL LIABILITIES AND CAPITAL ...............             $179,039,658
                                                               ============

     Net Asset Value (Capital) Per Share at
             December 31, 1996 ...................                  $ 13.27
                                                                    =======


                           STATEMENT OF OPERATIONS
                          Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:


INCOME:


       Interest ....................  $7,518,482

       Dividends ...................     340,355

       Other .......................      12,871       $7,871,708
                                      ----------       ----------

OPERATING EXPENSES:

       Management Fee ..............  $1,451,059

       Transfer Agent ..............     257,102

       Legal and Auditing ..........     131,839

       Other .......................      75,469

       Custodian ...................      39,444

       Printing ....................      38,589

       Registration ................      26,492

       Taxes .......................      13,580        2,033,574
                                         -------       ----------
NET INVESTMENT INCOME ............................     $5,838,134
                                                       ----------


REALIZED AND UNREALIZED
         GAINS ON INVESTMENTS:

       Net Realized Loss on Investments Sold .....   $(20,317,145)

       Net Change in Unrealized Appreciation on
         Investments .............................     13,749,425
                                                     ------------


       Net Realized and Unrealized Loss on
         Investments .............................     (6,567,720)
                                                     ------------
       Net Decrease in Net Assets Resulting from
         Operations ..............................   $(   729,586)
                                                     ============


The accompanying Notes to Financial Statements are an integral part of these statements.

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                        Year Ended December 31,
                                                                                          1996          1995
                                                                                      ------------   ------------
OPERATIONS:
   Net Investment Income ...........................................................  $  5,838,134   $ 11,368,311
   Net Realized Losses on Investments Sold .........................................   (20,317,145)   (16,420,847)
   Net Change in Unrealized Appreciation ...........................................    13,749,425     24,137,764
                                                                                      ------------   ------------

     Net Increase/(Decrease) in Net Assets Resulting from Operations ...............      (729,586)    19,085,228
                                                                                      ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from Net Investment Income ............................................    (5,756,774)   (11,425,632)
   Distribution of Realized Capital Gains ..........................................             0       (492,591)
                                                                                      ------------   ------------

     Total Distributions to Shareholders ...........................................    (5,756,774)   (11,918,223)
                                                                                      ------------   ------------

CAPITAL STOCK ISSUED AND REDEEMED:
   Net Proceeds from Sales of Shares, 620,300 and 643,947 shares, respectively .....     8,338,600      9,020,429
   Net Proceeds from Dividend Reinvestment Plan, 397,258 and 799,972 shares,
     respectively ..................................................................     5,271,615     10,999,615
   Cost of Shares Redeemed, 4,983,552 and 6,199,475 shares, respectively ...........   (67,831,082)   (88,169,337)
                                                                                      ------------   ------------

     Decrease in Net Assets Derived from Capital Stock Transactions, (3,965,994) and
       (4,755,556) shares, respectively ............................................   (54,220,867)   (68,149,293)
                                                                                      ------------   ------------

     Net Decrease in Net Assets ....................................................   (60,707,227)   (60,982,288)

TOTAL NET ASSETS:
   Beginning of Year ...............................................................   232,302,891    293,285,179
                                                                                      ------------   ------------

   End of Year (including undistributed net investment income of $242,940 and
     $161,582 respectively) ........................................................  $171,595,664   $232,302,891
                                                                                      ============   ============


The accompanying Notes to Financial Statements are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The primary objective of the Fund is capital appreciation over the long term principally through investment in common stocks. However, the Fund may invest all or any portion of its assets in securities other than common stocks when the adviser believes that the risk of owning equity securities is high. The following is a summary of the significant accounting policies of the Fund:
     (a) The Fund intends to distribute all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue
          Code applicable to regulated investment companies. Therefore, no provision has been made for Federal income taxes since the Fund has elected to be taxed as a regulated investment company. The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward to eight years following the year of the loss and offset such losses against any future realized gains. At December 31, 1996, the Fund had total capital loss carryforwards of $37,494,305, of which $15,267,420 expire on December 31, 2003 and $22,226,885 expire on December 31, 2004.
     (b) Common stocks traded on securities exchanges and stocks traded on the NASDAQ National Market are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation. In the event a security does not trade on a given date, the current bid price is used as the valuation. Fixed income securities with a maturity of greater than 60 days are valued at the current bid price, and those of 60 days or less are carried at amortized cost which approximates market value. Financial futures are valued at the settlement price established each day by the exchange on which they are traded.
     (c)  During the year ended December 31, 1996, the Fund entered into S&P
          500 index futures contracts to hedge against possible declines of its portfolio securities. Risks of entering into futures contracts include the possibility that changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Fund deposits with its custodian, in a segregated account, a U.S. Treasury Bill to cover margin requirements. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     (d) Realized gains or losses are determined on the specific identification method. Dividends from investments are recognized as income on the ex-dividend date.
     (e) Dividends to shareholders are recorded on the declaration date which coincides with the ex-dividend date.
     (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. The Fund has an agreement dated May 1, 1988 with Mathers and Company, Inc., of which certain officers and directors of the Fund are officers, directors and shareholders, to serve as its investment adviser and manager. Under the agreement, the Fund pays an annual management fee of 0.75% of the first $200,000,000 of the Fund's average monthly net asset value plus 0.625% of any excess over $200,000,000 but not exceeding $500,000,000, plus 0.50% of any excess over $500,000,000. The adviser is required to reimburse the Fund to the extent expenses, other than taxes but including the management fee, in any year exceed the sum of 1 1/2% of the first $30,000,000 of the Fund's average monthly net asset value plus 1% of such value in excess of $30,000,000. Under the agreement, Mathers and Company, Inc. also provides office facilities and bookkeeping services to the Fund.
3. Cost of U.S. Treasury obligations and of other investment securities purchased during the year ended December 31, 1996, amounted to $99,400,417 and $68,342,611, respectively. Proceeds of U.S. Treasury obligations and other investment securities sold or matured during the year were $132,372,140 and $100,133,752, respectively. The cost of investments is the same for financial statement and Federal income tax purposes. At December 31, 1996, gross unrealized appreciation on investments was $23,386,825 and gross unrealized depreciation on investments was $13,762,977.
4. During 1996, the Board of Directors declared a distribution of $0.47 per share from net investment income. The ex-dividend and record date were December 31,1996. The dividend reinvestment price was $13.27 per share, which was the Net Asset Value per share on December 31, 1996. The payable date was December 31,1996, and the dividend is taxable income for 1996. The aggregate dividend was $5,756,774.
5. Financial highlights based on the average number of shares of capital stock outstanding throughout each year are presented below:

                                                                             Year Ended December 31
                                                               ---------------------------------------------------
                                                               1996         1995       1994        1993       1992
                                                               ----         ----       ----        ----       ----
NET ASSET VALUE PER SHARE - BEGINNING OF PERIOD ............  $  13.75    $  13.55   $  15.11    $  15.02   $  15.06
                                                              --------    --------   --------    --------   --------

Net investment income ......................................      0.40       0.601      0.563        0.21      0.500
Net realized and unrealized gains (losses) on investments ..     (0.41)      0.349     (1.448)       0.11     (0.035)
                                                              --------    --------   --------    --------   --------
   Total from investment operations ........................     (0.01)     (0.950)    (0.885)       0.32      0.465
                                                              --------    --------   --------    --------   --------

Dividends from net investment income .......................     (0.47)     (0.719)    (0.675)      (0.23)    (0.505)
Distribution from net realized capital gains ...............      0.00      (0.031)     0.000        0.00      0.000
                                                              --------    --------   --------    --------   --------
   Total distributions .....................................     (0.47)     (0.750)    (0.675)      (0.23)    (0.505)
                                                              --------    --------   --------    --------   --------

NET ASSET VALUE PER SHARE - END OF PERIOD ..................  $  13.27    $  13.75   $  13.55    $  15.11   $  15.02
                                                              ========    ========   ========    ========   ========

Ratio of total expenses to average net assets ..............      1.03%       0.98%      0.93%       0.89%      0.88%
Ratio of net investment income to average net assets .......      2.96%       4.25%      3.86%       1.39%      3.33%
Portfolio turnover .........................................        38%         58%       211%        136%       212%
Average commission rate paid per share .....................  $  0.051          --         --          --         --
Total return ...............................................     (0.07%)      7.01%     (5.89%)      2.13%      3.11%
Net assets, end of period (000s omitted) ...................  $171,596    $232,303   $293,285    $435,862   $554,162
Number of shares outstanding (000s omitted) ................    12,930      16,896     21,651      28,854     36,896


                                AUDITORS' REPORT

To the Board of Directors and Shareholders of Mathers Fund, Inc.:

     We have audited the accompanying balance sheet of Mathers Fund, Inc. (a Maryland corporation), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mathers Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, conformity with generally accepted accounting principles.



Chicago Illinois
January 17, 1997                                             ARTHUR ANDERSEN LLP

                                  MATHERS FUND

                      TOTAL RETURN INVESTMENT PERFORMANCE

                          (All Periods Ended 12-31-96)

                                 PERCENT CHANGE


                                 1 YR.   5 YR.   10 YR.   20 YR.   31 YR.+
                                 ------  ------  -------  ------  -------
MATHERS FUND ..................   (0.07)   5.98  104.32   861.74  3805.76
Standard & Poor's 500 .........   22.95  102.89  314.08  1414.46  2679.05
Value Line Composite* .........   16.17   70.81  119.97   706.88   822.29
Dow Jones Industrial Average ..   28.91  132.88  366.81  1405.30  2548.47
Long-Term U.S. Treasury Bonds..   (1.47)  52.87  144.04   515.82   856.68
30-Day U.S. Treasury Bills ....    4.95   22.64   69.70   306.90   647.52
Consumer Price Index ..........    3.32   15.01   43.49   172.57   401.86


                            COMPOUND ANNUAL RETURNS

                                 1 YR.   5 YR.   10 YR.   20 YR.   31 YR.+
                                 ------  ------  -------  ------  -------
MATHERS FUND ..................   (0.07)   1.17    7.41    11.98    12.39
Standard & Poor's 500 .........   22.95   15.20   15.27    14.55    11.18
Value Line Composite * ........   16.17   11.30    8.20    11.00     7.34
Dow Jones Industrial Average ..   28.91   18.42   16.66    14.52    11.01
Long-Term U.S. Treasury Bonds..   (1.47)   8.86    9.33     9.51     7.47
30-Day U.S. Treasury Bills ....    4.95    4.17    5.43     7.27     6.62
Consumer Price Index ..........    3.32    2.84    3.68     5.14     5.28

* Unweighted average of 1600 stocks        + From date of initial public offering:  8-19-65


                        10 YEAR TOTAL RETURN COMPARISON

         Measurement Period
         (Fiscal Year Covered)
                                      Mathers
Year                                  Fund                 S&P 500 Index
1986                                  10000                        10000
1987                                  12700                        10490
1988                                  14440                        12231
1989                                  15942                        16096
1990                                  17600                        15597
1991                                  19272                        20339
1992                                  19869                        21885
1993                                  20292                        24095
1994                                  19095                        24408
1995                                  20433                        33569
1996                                  20329                        41273


 THE FUND'S DAILY PRICE AND ASSET MIX PERCENTAGES ARE AVAILABLE VIA RECORDED MESSAGE (AFTER 4:30 P.M. CENTRAL TIME) MONDAY THROUGH FRIDAY AT 800-962-FUND

    SHAREHOLDER ACCOUNT BALANCES MAY BE OBTAINED FROM THE FUND'S TRANSFER
     AGENT AT 800-235-7458 BETWEEN 8:00 A.M. AND 4:30 P.M. CENTRAL TIME.

 The results shown reflect past performance and should not be considered representative of future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results reflect income dividends reinvested and capital gains distributions accepted in shares.